EXHIBIT 21.1

SUBSIDIARIES OF THE REGISTRANT

NAME OF SUBSIDIARY	TYPE OF ENTITY	STATE OF INCORPORATION OR FORMATION
U.S. PT – Delaware, Inc.	Corporation	Delaware
dba The Facilities Group
U.S. Therapy, Inc.	Corporation	Texas
dba First Choice Physical Therapy
National Rehab GP, Inc.	Corporation	Texas
National Rehab Delaware, Inc.	Corporation	Delaware
U.S. PT – Michigan, Inc.	Corporation	Delaware
HH Rehab Associates, Inc.	Corporation	Michigan
dba Genesee Valley Physical Therapy dba Theramax Physical Therapy
Professional Rehab Services, Inc.	Corporation	Michigan
U.S. Physical Therapy, Ltd.	Limited Partnership	Texas
U.S. PT Management, Ltd.	Limited Partnership	Texas
National Rehab Management GP, Inc.	Corporation	Texas
Rehab Partners #1, Inc.	Corporation	Texas
Rehab Partners #2, Inc.	Corporation	Texas
Rehab Partners #3, Inc.	Corporation	Texas
Rehab Partners #4, Inc.	Corporation	Texas
Rehab Partners #5, Inc.	Corporation	Texas
Rehab Partners #6, Inc.	Corporation	Texas
U.S. PT Payroll, Inc. (formerly Rehab Partners #7, Inc.)	Corporation	Texas
Rehab Partners Acquisition #1, Inc.	Corporation	Texas
U.S. PT Therapy Services, Inc. (formerly U.S. Surgical Partners, Inc.)	Corporation	Delaware

dba Capstone Physical Therapy

dba Carolina Hand and Wellness Center

dba Hand Therapy Specialists of North Texas

dba Innovative Physical Therapy

dba Kinetix Physical Therapy

dba Lake City Hand Therapy

dba Life Sport Physical Therapy

dba Metro Hand Rehabilitation

dba Missouri City Physical Therapy

dba Mountain View Physical Therapy of Medford

dba Mountain View Physical Therapy of Talent

dba Northern Illinois Therapy Services

dba ProCare Sports Medicine

dba Propel Physical Therapy

dba Reaction Physical Therapy

dba Therapeutic Concepts

dba Tulsa Hand Therapy

dba Waco Sports Medicine & Rehabilitation

U.S. PT Contract Management, Inc.	Corporation	Texas

NAME OF SUBSIDIARY	TYPE OF ENTITY	STATE OF INCORPORATION OR FORMATION
U.S. PT Turnkey Services, Inc. (formerly Surgical Management GP, Inc.	Corporation	Texas
dba The Hand & Orthopedic Rehab Clinic
Southeastern Hand Rehabilitation, Inc. dba Reist Hand Therapy dba Achieve Physical Therapy	Corporation	Florida
Action Therapy Centers, Limited Partnership dba Action Physical Therapy dba Houston Hand Therapy	Limited Partnership	Texas

Star Therapy Centers, Limited Partnership

dba Star Therapy Services of Cinco Ranch

dba Star Therapy Services of Cy-Fair

dba Star Therapy Services of Copperfield

dba Star Therapy Services of Katy

dba Star Therapy Services of Magnolia

dba Star Therapy Services of Spring Cypress

	Limited Partnership	Texas
Progressive Physical Therapy Clinic, Ltd. Dba Progressive Hand and Physical Therapy	Limited Partnership	Texas
Virginia Parc Physical Therapy, Ltd. dba McKinney Physical Therapy Associates	Limited Partnership	Texas
Dearborn Physical Therapy,
Ltd. dba Advanced
Physical Therapy	Limited Partnership	Texas
Saline Physical Therapy of
Michigan, Ltd. dba Physical
Therapy in Motion	Limited Partnership	Texas
Roepke Physical Therapy,
Limited Partnership dba Elite Hand & Upper Extremity Clinic	Limited Partnership	Texas
Merrill Physical Therapy,
Limited Partnership	Limited Partnership	Texas
Joan Ostermeier Physical
Therapy, Limited
Partnership dba Sport &
Spine Clinic of Wittenberg	Limited Partnership	Texas
Crossroads Physical Therapy, Limited Partnership	Limited Partnership	Texas
dba Green Oaks Physical Therapy dba Green Oaks Physical Therapy – Fort Worth
Kelly Lynch Physical Therapy,
Limited Partnership	Limited Partnership	Texas
U.S. PT Michigan #1, Limited
Partnership	Limited Partnership	Texas
Spracklen Physical Therapy,
Limited Partnership	Limited Partnership	Texas
Bosque River Physical Therapy and Rehabilitation, Limited
Partnership	Limited Partnership	Texas
Frisco Physical Therapy, Limited
Partnership	Limited Partnership	Texas
Sport & Spine Clinic of Fort
Atkinson, Limited Partnership dba Sport & Spine Clinic of Sauk City dba Sport & Spine Clinic of Madison dba Sport & Spine Clinic of Edgerton dba Sport & Spine Clinic of Jefferson	Limited Partnership	Texas
Sport & Spine Clinic of
Auburndale, Limited Partnership	Limited Partnership	Texas

NAME OF SUBSIDIARY	TYPE OF ENTITY	STATE OF INCORPORATION OR FORMATION

Kingwood Physical Therapy, Ltd. dba Spring-Klein Physical Therapy dba West Woodlands Physical Therapy	Limited Partnership	Texas
Enid Therapy Center, Limited Partnership	Limited Partnership	Texas
Active Physical Therapy, Limited Partnership	Limited Partnership	Texas
Cleveland Physical Therapy, Ltd.	Limited Partnership	Texas
Aquatic and Orthopedic Rehab Specialists, Limited Partnership dba Horizon Physical Therapy	Limited Partnership	Texas
Vileno Therapy of Treasure Coast, Limited Partnership dba Treasure Coast Hand & Physical Therapy	Limited Partnership	Texas
Comprehensive Hand & Physical Therapy, Limited Partnership	Limited Partnership	Texas
Safety Harbor Physical Therapy, Limited Partnership dba Apex Physical Therapy	Limited Partnership	Texas
South Tulsa Physical Therapy, Limited Partnership dba Jenks Physical Therapy	Limited Partnership	Texas
Hands On Therapy, Limited Partnership	Limited Partnership	Texas
U.S. PT Michigan #2, Limited Partnership	Limited Partnership	Texas
Tupelo Hand Rehabilitation, Limited Partnership	Limited Partnership	Texas
The Hale Hand Center, Limited Partnership	Limited Partnership	Texas
Sooner Physical Therapy, Limited Partnership	Limited Partnership	Texas
Arrow Physical Therapy, Limited Partnership dba Broken Arrow Physical Therapy	Limited Partnership	Texas
Achieve Physical Therapy, Limited Partnership	Limited Partnership	Texas
Melbourne Physical Therapy Specialists, Limited Partnership	Limited Partnership	Texas
Maine Physical Therapy, Limited Partnership	Limited Partnership	Texas
Saginaw Valley Sport and Spine, Limited Partnership dba Sport & Spine Physical Therapy and Rehab	Limited Partnership	Texas
Brazos Valley Physical Therapy, Limited Partnership	Limited Partnership	Texas
Plymouth Physical Therapy Specialists, Limited Partnership	Limited Partnership	Texas
Brick Hand & Rehabilitative Services, Limited Partnership	Limited Partnership	Texas
Heartland Physical Therapy, Limited Partnership	Limited Partnership	Texas
Bay View Physical Therapy, Ltd. dba Pine State Physical Therapy dba Bay View Physical Therapy of Newport	Limited Partnership	Texas
Thomas Hand and Rehabilitation Specialists, Limited Partnership dba Thomas Physical & Hand Therapy	Limited Partnership	Texas
Port City Physical Therapy, Limited Partnership	Limited Partnership	Texas

NAME OF SUBSIDIARY	TYPE OF ENTITY	STATE OF INCORPORATION OR FORMATION

Proactive Physical Therapy, Limited Partnership	Limited Partnership	Texas
Momentum Therapy, Limited Partnership	Limited Partnership	Texas
Beaufort Physical Therapy, Limited Partnership	Limited Partnership	Texas
Brownwood Physical Therapy, Limited Partnership dba Pecan Valley Physical Therapy	Limited Partnership	Texas
Four Corners Physical Therapy, Limited Partnership	Limited Partnership	Texas
Wilmington Hand Therapy, Limited Partnership dba Hand Therapy of Wilmington	Limited Partnership	Texas
High Point Physical Therapy, Limited Partnership	Limited Partnership	Texas
Riverview Physical Therapy, Limited Partnership	Limited Partnership	Texas
Spine & Sport Physical Therapy, Limited Partnership	Limited Partnership	Texas
Norman Physical Therapy, Limited Partnership	Limited Partnership	Texas
Rice Rehabilitation Associates, Limited Partnership	Limited Partnership	Texas
Physical Therapy and Spine Institute, Limited Partnership	Limited Partnership	Texas
Forest City Physical Therapy, Limited Partnership	Limited Partnership	Texas
Leader Physical Therapy, Limited Partnership dba Memphis Physical Therapy	Limited Partnership	Texas
Coastal Physical Therapy, Limited Partnership	Limited Partnership	Texas
Eastgate Physical Therapy, Limited Partnership dba Summit Physical Therapy	Limited Partnership	Texas
Lucasville Therapy Services, Limited Partnership dba Physical Therapy of Wheelersburg	Limited Partnership	Texas
Ankeny Physical & Sports Therapy, Limited Partnership	Limited Partnership	Texas
Regional Physical Therapy Center, Limited Partnership	Limited Partnership	Texas
Precision Physical Therapy, Limited Partnership	Limited Partnership	Texas
Adams County Physical Therapy, Limited Partnership	Limited Partnership	Texas

Coppell Spine & Sports Rehab, Limited Partnership

dba North Davis/Keller Physical Therapy

dba Physical Therapy of Colleyville

dba Physical Therapy of Corinth

dba Physical Therapy of Flower Mound

dba Physical Therapy of North Texas

dba Southlake Physical Therapy

dba Physical Therapy of Flower Mound South

dba Physical Therapy of Trophy Club

dba Heritage Trace Physical Therapy

dba Trinity Sports & Physical Therapy

dba Heritage Trace Physical Therapy

dba Therapy Partners of Frisco/Little Elm

	Limited Partnership	Texas

Julie Emond Physical Therapy, Limited Partnership dba Maple Valley Physical Therapy	Limited Partnership	Texas
City of Lakes Physical Therapy, Limited Partnership	Limited Partnership	Texas
Radtke Physical Therapy, Limited Partnership	Limited Partnership	Texas
Hoeppner Physical Therapy, Limited Partnership	Limited Partnership	Texas
Des Moines Physical Therapy, Limited Partnership	Limited Partnership	Texas
Shrewsbury Physical Therapy, Limited Partnership	Limited Partnership	Texas
Heritage Physical Therapy, Limited Partnership	Limited Partnership	Texas
Mansfield Physical Therapy, Limited Partnership	Limited Partnership	Texas
Texstar Physical Therapy, Limited Partnership	Limited Partnership	Texas

NAME OF SUBSIDIARY	TYPE OF ENTITY	STATE OF INCORPORATION OR FORMATION
Peninsula Physical Therapy,
Limited Partnership	Limited Partnership	Texas
dba Portland Physical Therapy
Flint Physical Therapy,
Limited Partnership	Limited Partnership	Texas
Pelican State Physical Therapy,
Limited Partnership dba
Audubon Physical Therapy	Limited Partnership	Texas
Airpark Physical Therapy,
Limited Partnership dba
Philadelphia Physical Therapy	Limited Partnership	Texas
Paramount Physical Therapy & Hand Institute,
Limited Partnership	Limited Partnership	Texas
Edge Physical Therapy, Limited
Partnership dba River’s Edge
Physical Therapy	Limited Partnership	Texas
Laurel Physical Therapy,
Limited Partnership dba
South Mississippi Physical Therapy	Limited Partnership	Texas
Riverwest Physical Therapy,
Limited Partnership	Limited Partnership	Texas
Northern Neck Physical Therapy,
Limited Partnership	Limited Partnership	Texas
Intermountain Physical Therapy,
Limited Partnership	Limited Partnership	Texas
Portsmouth Premier Physical Therapy,
Limited Partnership	Limited Partnership	Texas
Covington Rehabilitation and
Hand Therapy, Limited Partnership dba South Mississippi Physical
Therapy	Limited Partnership	Texas
Crawford Physical Therapy,
Limited Partnership	Limited Partnership	Texas
Mobile Spine and Rehabilitation,
Limited Partnership	Limited Partnership	Texas

NAME OF SUBSIDIARY	TYPE OF ENTITY	STATE OF INCORPORATION OR FORMATION
University Physical Therapy, Limited Partnership	Limited Partnership	Texas
Oregon Spine & Physical Therapy, Limited Partnership	Limited Partnership	Texas
Audubon Physical Therapy, Limited Partnership	Limited Partnership	Texas
Bow Physical Therapy & Spine Center, Limited Partnership	Limited Partnership	Texas
Caldwell Management, Limited Partnership	Limited Partnership	Texas
North Shore Sports & Physical Therapy, Limited Partnership	Limited Partnership	Texas
Physical Therapy Connection of McLean, Limited Partnership	Limited Partnership	Texas
dba Physical Therapy Connection of Fairfax
dba Physical Therapy Connection of Reston
Royal Physical Therapy, Limited Partnership	Limited Partnership	Texas
Sport & Spine Clinic, L.P.	Limited Partnership	Texas
dba Sport & Spine Clinic of Edgar
dba Sport & Spine Clinic of Rib Mountain
Riverview Physical Therapy, Limited Partnership	Limited Partnership	Texas
Sport & Spine Clinic L.P.	Limited Partnership	Texas
Flannery Physical Therapy, Limited Partnership,	Limited Partnership	Texas
dba Physical Therapy Plus
Mountain View Physical Therapy, Limited Partnership	Limited Partnership	Texas
Ashland Physical Therapy, Limited Partnership	Limited Partnership	Texas
Lake Houston Physical Therapy, Limited Partnership	Limited Partnership	Texas
R. Clair Physical Therapy, Limited Partnership, dba Clair
Physical Therapy Limited Partnership	Limited Partnership	Texas
Green Oaks Physical Therapy, Limited	Limited Partnership	Texas
Partnership Therapy
dba Green Oaks Physical
dba Green Oaks PT – Cedar Hill
dba Green Oaks PT – Grand Prairie
Spectrum Physical Therapy, Limited Partnership	Limited Partnership	Texas
dba Southshore Physical Therapy
Precise Touch Physical Therapy, Limited Partnership	Limited Partnership	Texas
dba Mountain View Physical Therapy of Grants Pass

NAME OF SUBSIDIARY	TYPE OF ENTITY	STATE OF INCORPORATION OR FORMATION
Lucasville Physical Therapy, Limited Partnership	Limited Partnership	Texas
dba Direct Care Physical Therapy
dba Physical Therapy of Wheelersburg
Custom Physical Therapy, Limited Partnership	Limited Partnership	Texas
Workwise Therapy Services, Limited Partnership	Limited Partnership	Texas
High Plains Physical Therapy, Limited Partnership	Limited Partnership	Texas
Evergreen Physical Therapy, Limited Partnership	Limited Partnership	Texas
Wise Performance Physical Therapy, Limited Partnership	Limited Partnership	Texas
Moving Well Physical Therapy, Limited Partnership	Limited Partnership	Texas

NAME OF SUBSIDIARY	TYPE OF ENTITY	STATE OF INCORPORATION OR FORMATION
Cross Creek Physical Therapy, Limited Partnership	Limited Partnership	Texas
Georgia Orthopedic Physical Therapy, Limited Partnership	Limited Partnership	Texas
Port Orange Physical Therapy, Limited Partnership	Limited Partnership	Texas
Hamilton Physical Therapy Services, Limited Partnership	Limited Partnership	Texas
Ventana Therapy Center, Limited Partnership	Limited Partnership	Texas
Mariposa Hand & Rehab Specialists, Limited Partnership dba Sports Driven Rehabilitation & Training	Limited Partnership	Texas
Active PT and Sports Rehabilitation, Limited Partnership	Limited Partnership	Texas
New Horizons PT, Limited Partnership	Limited Partnership	Texas
Decatur Hand Therapy Specialists, Limited Partnership	Limited Partnership	Texas
Fredericksburg Physical Therapy, Limited Partnership	Limited Partnership	Texas
Pioneer Physical Therapy, Limited Partnership	Limited Partnership	Texas
Restore Physical Therapy, Limited Partnership	Limited Partnership	Texas
Harbor Physical Therapy, Limited Partnership	Limited Partnership	Texas
Rebud Occupational & Physical Therapy, Limited Partnership	Limited Partnership	Texas
Sycamore Hand Center, Limited Partnership	Limited Partnership	Texas
Hands-On Sports Medicine, Limited Partnership dba Metro Spine and Sports Rehabilitation	Limited Partnership	Texas

NAME OF SUBSIDIARY	TYPE OF ENTITY	STATE OF INCORPORATION OR FORMATION
Dekalb Comprehensive Physical Therapy, Limited Partnership	Limited Partnership	Texas
Triumph Physical Therapy, Limited Partnership	Limited Partnership	Texas

NAME OF SUBSIDIARY	TYPE OF ENTITY	STATE OF INCORPORATION OR FORMATION
Five Rivers Physical Therapy, Limited Partnership dba Peak Physical Therapy	Limited Partnership	Texas
Oak Openings Physical Therapy, Limited Partnership	Limited Partnership	Texas
Cutting Edge Physical Therapy, Limited Partnership	Limited Partnership	Texas
Excel Physical Therapy, Limited Partnership	Limited Partnership	Texas
Core PT, Limited Partnership	Limited Partnership	Texas
Quad City Physical Therapy, Limited Partnership	Limited Partnership	Texas
Cape Cod Hand Therapy, Limited Partnership	Limited Partnership	Texas
Excel PT Texas GP, LLC	Limited Liability Company	Texas
HPTS Management GP, LLC	Limited Liability Company	Texas
Thibodeau Physical Therapy, Limited Partnership	Limited Partnership	Texas
Northwoods Physical Therapy, Limited Partnership	Limited Partnership	Texas

NAME OF SUBSIDIARY	TYPE OF ENTITY	STATE OF INCORPORATION OR FORMATION
U.S. PT Managed Care, Inc. dba Virginia Sports Medicine & Physical Therapy	Corporation	Texas
PerformancePro Sports Medicine & Rehabilitation, Limited Partnership	Limited Partnership	Texas
Preferred Physical Therapy, Limited Partnership	Limited Partnership	Texas
Osteoarthritis Centers of America, Limited Partnership dba OsteoArthritis Centers of America	Limited Partnership	Texas
U.S. PT Solutions, Inc. dba Physical Therapy Solutions	Corporation	Texas
Dynamic Hand Therapy & Rehabilitation, Limited Partnership	Limited Partnership	Texas
STAR Physical Therapy, Limited Partnership	Limited Partnership	Texas
STAR PT Management GP, LLC	Limited Liability Company	Texas
Life Fitness Physical Therapy, LLC dba In Balance Physical Therapy	Limited Liability Company	Texas
Ultimate Performance Physical Therapy, Limited Partnership	Limited Partnership	Texas
Cedar Creek Physical Therapy, Limited Partnership	Limited Partnership	Texas
Charleston Specialty Rehab Institute, Limited Partnership	Limited Partnership	Texas

NAME OF SUBSIDIARY	TYPE OF ENTITY	STATE OF INCORPORATION OR FORMATION
New Heights Physical Therapy, Limited Partnership	Limited Partnership	Texas
Beacon Physical Therapy, Limited Partnership	Limited Partnership	Texas
Mission Rehabilitation and Sports Medicine Limited Partnership, Limited Partnership	Limited Partnership	Texas
RYKE Management GP, LLC	Limited Liability Company	Texas
Thunder Physical Therapy, Limited Partnership	Limited Partnership	Texas
LiveWell Physical Therapy, Limited Partnership	Limited Partnership	Texas
Max Motion Physical Therapy, Limited Partnership	Limited Partnership	Texas
DHT Hand Therapy, Limited Partnership dba Arizona Desert Hand Therapy	Limited Partnership	Texas
DHT Management GP, LLC	Limited Liability Company	Texas
Physical Therapy of Casper, Limited Partnership	Limited Partnership	Texas
Fit2WRK, Inc.	Corporation	Texas
Lone Star Procurement Group, Inc. dba Lone Star Healthcare Purchasing Network	Corporation	Texas
Gahanna Physical Therapy, Limited Partnership dba Cornerstone Physical Therapy	Limited Partnership	Texas
Northern Lights Physical Therapy, Limited Partnership	Limited Partnership	Texas
Georgia Pro Motion Physical Therapy, Limited Partnership	Limited Partnership	Texas
Physical Restoration & Sports Medicine, Limited Partnership	Limited Partnership	Texas
Phoenix Physical Therapy, Limited Partnership	Limited Partnership	Texas
Madison PT of New Jersey, PC	Professional Corporation	New Jersey
Madison Spine & Physical Therapy, PC	Professional Corporation	New Jersey
Montvale Physical Therapy, PC	Professional Corporation	New Jersey
Madison Spine & Physical Therapy, PC	Professional Corporation	New Jersey
Ohio Life Balance Physical Therapy, Limited Partnership dba Life Balance Physical Therapy	Limited Partnership	Texas
Highlands Physical Therapy & Sports Medicine, Limited Partnership	Limited Partnership	Texas
Maplewood Physical Therapy, Limited Partnership	Limited Partnership	Texas
North Jersey Game On Physical Therapy, Limited Partnership	Limited Partnership	Texas

NAME OF SUBSIDIARY	TYPE OF ENTITY	STATE OF INCORPORATION OR FORMATION
Prestige Physical Therapy, Limited Partnership	Limited Partnership	Texas
Bayside Physical Therapy & Sports Rehabilitation, Limited Partnership	Limited Partnership	Texas
Bayside Management GP, LLC	Limited Liability Company	Texas
Advance Rehabilitation & Consulting, Limited Partnership	Limited Partnership	Texas
Advance Rehabilitation Management GP, LLC	Limited Liability Company	Texas
ARCH Physical Therapy and Sports Medicine,
Limited Partnership	Limited Partnership	Texas
Seacoast Physical Therapy, Limited Partnership	Limited Partnership	Texas
Integrated Rehab Group, Limited Partnership	Limited Partnership	Texas
Integrated Management GP, LLC	Limited Liability Company	Texas
South Sound Physical and Hand Therapy, LLC dba Parkside Physical Therapy	Limited Liability Company	Washington
Everett Physical Therapy and Sports Performance Center, LLC	Limited Liability Company	Washington

NAME OF SUBSIDIARY	TYPE OF ENTITY	INCORPORATION OR FORMATION
Redmond Ridge Physical Therapy, LLC	Limited Liability Company	Washington
Snohomish Physical Therapy, LLC	Limited Liability Company	Washington
Indy ProCare Physical Therapy, Limited Partnership	Limited Partnership	Texas
Madison Spine, Limited Partnership	Limited Partnership	Texas
Madison Physical Therapy, Limited Partnership	Limited Partnership	Texas
MSPT Management GP, LLC	Limited Liability Company	Texas
OrthoSport Physical Therapy (of Maryland), LLC	Limited Liability Company	Maryland
Agape Physical Therapy & Sports Rehabilitation, Limited Partnership	Limited Partnership	Texas
Agape Physical Therapy Management GP, LLC	Limited Liability Company	Texas
Green Country Physical Therapy, Limited Partnership	Limited Partnership	Texas
Arrowhead Physical Therapy, Limited Partnership dba Elite Sports Medicine & Physical Therapy	Limited Partnership	Texas
Pinnacle Therapy Services, LLC	Limited Liability Company	Texas
Kennebec Physical Therapy, LLC	Limited Liability Company	Texas
Therapyworks Physical Therapy, LLC dba Therapyworks	Limited Liability Company	Delaware
ProCare PT, Limited Partnership	Limited Partnership	Texas
ProCare PT Management GP, LLC	Limited Liability Company	Texas
North Lake Physical Therapy and Rehab, Limited Partnership	Limited Partnership	Texas
North Lake PT Management GP, LLC	Limited Liability Company	Texas

NAME OF SUBSIDIARY	TYPE OF ENTITY	INCORPORATION OR FORMATION
Mishock Physical Therapy, Limited Partnership dba Xcelerate Physical Therapy	Limited Partnership	Texas
Mishock PT Management GP, LLC	Limited Liability Company	Texas
High Performance Physical Therapy, LLC dba Atlanta Falcons Physical Therapy Centers	Limited Liability Company	Texas
ARC Physical Therapy Plus, Limited Partnership	Limited Partnership	Texas
ARC PT Management GP, LLC	Limited Liability Company	Texas